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                                                                    EXHIBIT 23.3


             Consent Of Deloitte & Touche LLP, Independent Auditors


We consent to the incorporation by reference in this Registration Statement of WJ Communications, Inc. on Form S-8 of our report dated January 31, 2000 on the consolidated financial statements for the year ended December 31, 1998, appearing in the Annual Report on Form 10-K of WJ Communications, Inc. for the year ended December 31, 2000.



July 27, 2001
San Jose, California